EXHIBIT 10.40

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "'Agreement") is made and entered into this 15th day of October, 1996, by and between Whitman Education Group, Inc., a New Jersey corporation ("Whitman"), and The Travelers Indemnity Company, a Connecticut corporation ("Travelers").

                              W I T N E S S E T H:

     WHEREAS, Travelers desires to purchase, and Whitman desires to sell to Travelers, an equity interest in Whitman;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, Whitman and Travelers agree as follows:

     1. Certain Definitions. The following terms shall have the following meanings unless the context otherwise requires:

    (i)  "AMEX" shall mean the American Stock Exchange.
    (ii) "Commission" shall mean the Securities and Exchange Commission.
    (iii)"Common Stock" shall mean the common stock, no par value, of Whitman.
    (iv) "1933 Act" shall mean the Securities Act of 1933, as amended.
    (v)  "1934 Act" shall mean the Securities Exchange Act of 1934.
    (vi) "Rule 144" shall mean Rule 144 of the Commission's General Rules and

Regulations under the 1933 Act, or any similar or substitute rule permitting the sale of restricted securities that may hereafter be adopted by the Commission.

     2. Purchase and Sale of the Common Stock. Subject to the terms and upon the conditions of this Agreement, at the Closing (as defined below), Whitman will sell and deliver to Travelers, and Travelers will purchase from Whitman, 1,000,000 shares (the "Shares") of Whitman's authorized but unissued Common Stock for an aggregate purchase price of $6,500,000 (the "Purchase Price"). At the Closing, Whitman will deliver to Travelers a certificate evidencing the Shares, registered in the name of "TRAL & CO. ", and Travelers will make payment of the Purchase Price by wire transfer to an account designated by Whitman. The closing of the transactions contemplated by this Agreement (the "Closing") will occur at the offices of Whitman in Miami, Florida at 10:00 a.m. on October 16, 1996, or such other time and date to be determined by the parties (the "Closing Date"), which in no event shall be later than October 18, 1996. The Closing may, by mutual agreement, also be conducted in escrow.

     3. Representations and Warranties of Whitman. Whitman represents and warrants to Travelers as follows:

     (a) Corporate Organization. Whitman is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey.

     (b) Capitalization. The authorized capital stock of Whitman consists of 100,000,000 shares of Common Stock, of which 11,896,676 shares are validly issued and outstanding, fully-paid and nonassessable on the date hereof. In addition, on the date hereof, 4,173,000 shares of Common Stock are subject to issuance pursuant to presently existing options and warrants. There are no other outstanding options, warrants, rights, convertible securities or exchange offers providing for the issuance of Common Stock.


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     (c)  Authorization.  Whitman has full legal right,  power and  authority to enter into perform this Agreement and the execution and delivery thereof by Whitman and the consummation of the transactions contemplated hereby have been duly authorized by all required corporate action of Whitman. This Agreement has been duly executed and delivered on behalf of Whitman and constitutes a valid and binding agreement of Whitman, enforceable against Whitman in accordance with its terms.

     (d) Shares Duly Issued. Upon the issuance of the Shares at the Closing and upon receipt by Whitman of the Purchase Price from Travelers, the Shares will be duly and validly issued, fully paid and nonassessable, and shall not be subject to any restrictions on transfer other than those arising under applicable federal and state securities laws.

     (e) Approvals No governmental or other authorization, approval, order, license, permit, franchise or consent, and no registration, declaration, notice or filing by Whitman with any governmental authority (except as may be required by AMEX and any reports required to be filed in the future under the 1934 Act) is required in connection with the execution, delivery and performance of this Agreement by Whitman.

     (f) Absence of Conflicting Agreements, etc. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Incorporation or By-laws of Whitman or of any agreement or instrument to which Whitman is a party or by which it is bound, or constitute a default under any of the foregoing or violate any law, rule, regulation, judgment or decree by which Whitman is bound.

     (g) Commission Reports. Whitman has heretofore furnished or made available to Travelers true and complete copies of (i) each final prospectus and definitive proxy statement filed by Whitman with the Commission since December 31, 1995, and (ii) each report filed by Whitman with the Commission pursuant to the 1934 Act since December 31, 1995 (the "SEC Filings"). The financial statements of Whitman and the related notes contained in Whitman's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 and its Quarterly Reports on Form 10-Q for the quarter ended June 30, 1996 present fairly the financial position of Whitman as of the dates indicated therein and the results of its operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified and are true, correct and complete in all respects. Except as set forth in the financial statements or the SEC Filings, Whitman has no material liabilities, contingent or otherwise, other than (1) liabilities incurred in the ordinary course of business subsequent to June 30, 1996 and (2) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the financial statements. The SEC Filings complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as the case may be, as of their respective filing or effective dates, and the information contained therein was true and correct in all material respects as of the date or effective date of such documents and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (h) Absence of Adverse Changes. Since March 31, 1996, Whitman has not suffered any material adverse change in its financial condition, assets, liabilities or business.

     (i) Offering. Subject in part to the truth and accuracy of Travelers representations set forth in Section 4 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the 1933 Act, and neither Whitman nor any

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authorized  agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     (j) Litigation. Except as disclosed in SEC Filings, there is no action, suit, proceeding or investigation pending or, to the knowledge of Whitman, currently threatened against Whitman that questions the validity of this Agreement or any other agreement contemplated by this Agreement, or the right of Whitman to enter into such agreements or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of Whitman, financially or otherwise, or any change in the current equity ownership of Whitman. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened involving the prior employment of any of Whitman's employees, their use in connection with Whitman's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. Whitman is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality, which might result either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of Whitman, financially or otherwise.

     (k) Related-Party Transactions. To the knowledge of Whitman, no employee, officer, director or stockholder of Whitman or member of his or her immediate family (a "Related Party") is indebted to Whitman, which indebtedness, if not paid, would have a material adverse change in the financial condition of Whitman. Whitman is not indebted (or committed to make loans or extend or guarantee credit) to any Related Party. To the knowledge of Whitman, except as disclosed in SEC Filings, no Related Party has any direct or indirect ownership interest in any firm or corporation with which Whitman is affiliated or with which Whitman has a business relationship, or any firm or corporation that competes with Whitman, except that employees, officers, directors or stockholders of Whitman and members of their immediate families may own stock in publicly traded companies that may compete with Whitman. To the knowledge of Whitman, except as disclosed in SEC Filings, no Related Party is directly or indirectly interested in any material contract with Whitman.

     (l) Permits. Whitman has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of Whitman, and Whitman believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. Whitman is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority, except for such defaults which would not materially and adversely affect the business, properties, prospects or financial condition of Whitman, either individually or in the aggregate.

     (m) Disclosure. Whitman has fully provided Travelers with all the information that Travelers has requested for deciding whether to purchase the Shares and all information that Whitman believes is reasonably necessary to enable Travelers to make such decision. Neither this Agreement, any other agreement contemplated by this Agreement nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

     (n) Tax Returns, Payments and Elections. Whitman has filed all tax returns and reports as required by law. These returns are true and correct in all material respects. Whitman has paid all taxes and other assessments due. The provision for taxes of Whitman as shown in its financial statements is adequate for taxes due or accrued as of the date thereof. Whitman has not elected, pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to
Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to

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methods of accounting,  depreciation or amortization) that would have a material effect on Whitman, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets. Since January 1, 1993, Whitman has not had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. Since January 1, 1993, none of Whitman's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has been audited by governmental authorities. Since the date of the financial statements, Whitman has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. Whitman has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax- receiving officers or authorized depositories.

     4. Representations and Warranties of Travelers. Travelers represents and warrants to Whitman as follows:

     (a) Corporate Organization. Travelers is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut, with the corporate power to own its properties and to conduct its business as now conducted.

     (b) Authorization. Travelers has full legal right, power and authority to enter into and perform this Agreement, and the execution and delivery thereof by Travelers and the consummation of the transactions contemplated hereby have been duly authorized by all required corporate action. This Agreement has been duly executed on behalf of Travelers and constitutes a valid and binding agreement of Travelers, enforceable against Travelers in accordance with its terms.

     (c) Approvals. No governmental or other authorization, approval, order, license, permit, franchise or consent, and no registration, declaration, notice of filing by Travelers with any governmental authority (except for reports required to be filed in the future under the 1934 Act) is required in connection with the execution, delivery and performance of this Agreement.

     (d) Accredited Investor Status. Travelers is an "accredited investor" as such term is defined in Rule 501 of Regulation D of the Commission.

     (e) Purchase for Investment. Travelers represents that:

     (i) the Shares to be issued hereunder will be acquired by Travelers (through TRAL & CO. as its nominee) for Travelers own account for investment and not with a view toward subdivision, resale, or redistribution thereof in a manner prohibited under the 1933 Act and it does not presently have any reason to anticipate any change in its circumstances or other particular occasion or event which would cause it to sell the Shares; and further, it has no contract, undertaking, agreement, understanding, or arrangements with any person to sell, transfer, or pledge to any person any part or all of the Shares it will acquire hereunder, or any interest therein, and has no present plans to enter into the same;

     (ii) it has adequate means of providing for its current business needs and contingencies, it has no need now, and anticipates no need in the foreseeable future, to sell the Shares it will acquire hereunder, and it currently has sufficient financial liquidity to afford a complete loss of its investment in Whitman;

     (iii) it has received and carefully reviewed the SEC Filings and any other materials of Whitman relating to the terms and conditions of this investment that it has requested or with which it has been provided by Whitman;

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     (iv) it has had an opportunity to ask questions of and receive answers from the authorized representatives of Whitman, and any such questions have been answered to its full satisfaction;

     (v) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in Whitman;

     (vi) it is relying exclusively on its review of the SEC Filings and representations and warranties set forth in this Agreement in connection with the purchase of the Shares.

     5. Offer, Sale or Transfer of Shares. None of the Shares shall be offered, sold or transferred by Travelers unless either:

     (a) Such offer, sale or transfer shall be made pursuant to an offering registered under the 1933 Act; or

     (b) Such offer, sale or transfer may be made pursuant to a transaction which is exempt from the registration requirements of the 1933 Act; provided that prior to any such transaction, Travelers shall have delivered to Whitman a written legal opinion, in form and substance reasonably acceptable to Whitman, prepared by counsel reasonably acceptable to Whitman, that such transaction is exempt from the registration requirements of the 1933 Act.

     6. Legends and Stop Transfer Orders. Travelers acknowledges and agrees:

     (a) To the placement on each certificate representing the Shares of substantially the following legend:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933. These Shares have been acquired for investment and may not be sold or offered for sale and no transfer of them will be made by Whitman Education Group, Inc. or its transfer agent in the absence of such registration or an opinion of counsel satisfactory to Whitman Education Group, Inc. that such registration is not required. "

     (b) To the entry of stop transfer orders with the transfer agent (or agents) and the registrar (or registrars) of Whitman's securities against the transfer of legended securities held by Travelers except in compliance with the requirements of this Agreement.

     7. Registration Rights Agreement. At the Closing, Whitman and Travelers shall enter into a Registration Rights Agreement in the form of Exhibit A to this Agreement (the "Registration Rights Agreement").

      8.       Conditions to Closing.

     (a) The obligation of Travelers to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every one of the following conditions on or prior to the Closing, any or all which may be waived in whole or in part by Travelers:


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     (i)  the  representations  and  warranties  of  Whitman  contained  in this
Agreement shall be true and correct in all material respects as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true at and as of such time in all material respects.


     (ii) Whitman shall have performed and complied, in all material respects, with all agreements and conditions required by this Agreement to be performed and complied with by it prior to or on the Closing Date.

     (iii) No material adverse change in the financial condition, operations or activities of Whitman shall have occurred.

     (iv) Whitman shall have executed and delivered the Registration Rights Agreement.

     (v) Whitman shall have delivered a stock certificate in the name of TRAL & CO. evidencing the Shares.

     (vi) Whitman shall have delivered an opinion of its counsel with respect to the transactions contemplated by this Agreement in such form as shall be reasonably requested by Travelers.

     (vii) Travelers shall have received such other opinions, certifications and documents from Whitman as Travelers may reasonably request.

     (b) The obligation of Whitman to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every one of the following conditions on or prior to the Closing, any or all of which may be waived, in whole or in part by Whitman:

     (i) The representations and warranties of Travelers contained in this Agreement shall be true and correct in all material respects when made and shall be deemed to be made again at and as of the Closing Date and shall be true at and as of such time in all material respects.

     (ii) Travelers shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Travelers prior to or on the Closing Date.

     (iii) Travelers shall have executed and delivered the Registration Rights Agreement.

     (iv) Travelers shall have delivered the Purchase Price for the Shares.

     (v) Whitman shall have received such other opinions, certificates and documents from Travelers as Whitman may reasonably request.


     9. Termination.

     (a)  This  Agreement  may be  terminated  at any  time on or  prior  to the
Closing:

     (i) by mutual consent of Whitman and Travelers; or


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     (ii) at the election of Travelers  if: (act) Whitman has breached or failed to perform or comply with any of its representations, warranties, covenants or obligations under this Agreement, or (bb) any of the conditions and proceedings set forth in Section 8(a) is not satisfied as and when required by this Agreement, or (cc) the Closing has not been consummated by October 18, 1996; or

     (iii) at the election of Whitman, if: (act) Travelers has breached or failed to perform or comply with any of its representations, warranties, covenants and obligations under this Agreement, or (bb) any of the conditions and proceedings set forth in Section 8(b) is not satisfied as and when required by this Agreement or (cc) if the Closing has not been consummated by October 18, 1996.

     (b) Written notice of any termination pursuant to this Section 9 shall be given by the party electing termination of this Agreement to the other party and such notice shall state the reason for the termination. Upon the termination of this Agreement prior to the consummation of the Closing in accordance with the terms hereof, this Agreement shall become null and void and have no effect, and none of the parties shall have any liability to the other except that:

     (i) if Whitman refuses to close, or otherwise breaches any of its representations, warranties and covenants hereunder, then Travelers shall have the right to pursue any and all remedies available at law and equity and enforce its rights under this Agreement, including the remedy of specific performance; and

     (ii) if Travelers refuses to close, or otherwise breaches any of its representations, warranties or covenants under this Agreement, then Whitman shall have the right to pursue any and all remedies available at law and equity and enforce its rights under this Agreement.

     10. Miscellaneous.

     (a) Expenses. Except as provided above, each party hereto shall pay its own expenses incurred in connection with this Agreement.

     (b) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by and against the successors and assigns of the parties hereto, provided that, neither party may validly assign its rights or obligations under this Agreement without the prior written consent of the other party.

     (c) Survival of Representations, Warranties and Agreements. All representations and warranties made herein shall survive the execution and delivery of this Agreement, the issuance of the Shares pursuant hereto and Travelers' payment therefor for a period of one (1) year. All covenants and agreements made herein shall survive the execution and delivery of this Agreement, the issuance of the Shares pursuant hereto and Travelers' payment therefor without limitation.

     (d) Brokers and Finders.

     Neither Travelers nor Whitman has engaged or otherwise dealt with any person or entity in any manner as might give rise to a claim against the other party hereto for any commission, fee or payment of any kind to any broker, finder or other agent and each party hereto shall indemnify the other against any such claim or expenses associated therewith, including attorneys' fees.

     (e) Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

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


     (f) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if given) by delivery, by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

             If to Whitman:      Whitman Education Group, Inc.
                                 4400 Biscayne Boulevard, 6th Floor
                                 Miami, Florida 33137
                                 Attention: Richard B. Salzman
                                 Vice President -
                                 Legal Affairs and General Counsel

                If to Travelers: The Travelers Indemnity Company
                                 One Tower Square
                                 Hartford, Connecticut 06183-1051

     (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

     (h) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     (i) Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

     (j) Interpretation. No provision of this Agreement shall be interpreted for or against any party solely because that party or its legal representative drafted such provision.

     IN WITNESS WHEREOF, Whitman Education Group, Inc. and The Travelers Indemnity Company have caused this Agreement to be duly executed as of the day and year first above written.

                                      WHITMAN EDUCATION GROUP, INC.

                                      By: /S/ RANDY S. PROTO
                                      =========================================
                                      RANDY S. PROTO, PRESIDENT

                                      THE TRAVELERS INDEMNITY COMPANY

                                      By: /S/ JORDAN M. STITZER
                                      =========================================
                                      JORDAN M. STITZER, VICE PRESIDENT


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